Supplemental Oil and Gas Information (unaudited) - Costs Incurred For Oil and Natural Gas Producing Activities (Details) - Centennial Resource Production, LLC (Centennial OpCo) and Celero Energy Company, L.P. - USD ($)
$ in Thousands
	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Acquisition costs
Proved properties	$ 14,268	$ 5,758	$ 10,208
Unproved properties	28,955	16,409	17,204
Development costs	87,452	324,802	151,562
Total	$ 130,675	$ 346,969	$ 178,974